UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025 (October 8, 2025)

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to the Current Report on Form 8K/A is being filed with the Securities and Exchange Commission (“SEC”) to amend the Current Report filed by Bally’s Corporation (the “Company”) on October 8, 2025, the (“Existing 8-K”), to include the unaudited pro forma condensed combined financial information of the Company, Intralot S.A. (“Intralot”) and The Queen Casino & Entertainment, Inc. (“Queen”) as of June 30, 2025 and for the year ended December 31, 2024 and for the six months ended June 30, 2025 as Exhibit 99.1.

This Amendment No.1 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. Except as noted, the Existing 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma financial information of the Company, Intralot and Queen as of June 30, 2025 and for the year ended December 31, 2024 and for the six months ended June 30, 2025 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Bally’s Corporation, Intralot S.A. and the Queen Casino & Entertainment, Inc. as of June 30, 2025 and for the year ended December 31, 2024 and for the six months ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: December 19, 2025	By:	/s/ Vladimira Mircheva
Vladimira Mircheva
Chief Financial Officer

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